THE
                                     PHEONIX
                                 MANAGEMENT FUND














                               SEMI-ANNUAL REPORT
                                  MAY 31, 2000
                                   (UNAUDITED)

Dear Shareholders:

On behalf of Thomas Abrams, the founder of Pheonix Financial Groups and the author of the overall investment style that this fund employs, I would like to welcome our shareholders to the Pheonix Management Fund. In this first letter to shareholders of the fund I would like to focus on our investment strategy and why I feel it can benefit shareholders as a part of their long-term investment portfolio.

We select our equity securities in much the same way we would evaluate a business for acquisition in its entirety. We want the business to be

     1.    A business that is relatively easy to understand.
     2.    A business that has a long-term, durable, competitive advantage.
     3.    A business operated by competent management.
     4.    A business that is available for purchase at a very attractive price.

A final aspect of our investment style is that we believe in focusing our investment portfolio on our best ideas. You should know what you own intimately and not got involved in more businesses than you can handle, or effectively manage and monitor.

In the spirit of this philosophy you will see by reading through the next few pages that we own for our shareholders some of the finest, blue-chip businesses in America from many diverse industries.

The largest position in our portfolio currently is an old, local favorite, Office Depot. The nations leading office supply retailer has once again fallen out of favor on Wall Street as it has several times in the past. And yet Office Depot passes our investment "litmus test" listed above with flying colors. The company has made some key management changes and is in the process of making business strategy changes that in our opinion will handsomely reward our shareholders in the long run.

We believe that truly outstanding businesses can sometimes sell in the stock market at very large discounts to their true worth. Bargains in business ownership can at times be obtained through individual stock purchases with the expectation that excellent results by corporations will translate over the long term into correspondingly excellent market value.

We believe that this investment style, diligently followed and professionally executed can yield superior long-term returns for investors. Our principle aim going forward is to strive in our performance to meet or exceed shareholder expectations.

                                      /s/ Michael Burnick
                                      Michael Burnick
                                      Portfolio Manager

                            PHEONIX MANAGEMENT FUND
                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2000
                           (Unaudited) - (Continued)


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----
                COMMON STOCKS - 83.57%

                BEVERAGES - 3.09
    2,500       Coca-Cola Co. .................................       $  133,438
                                                                      ----------
                CHEMICALS-DIVERSIFIED - 2.27%
    2,000       Du Pont (E.I.) de Nemours .....................           98,000
                                                                      ----------

                COMMERCIAL SERVICES-FINANCE - 2.86%
    4,000       H&R Block, Inc. ...............................          123,500
                                                                      ----------

                COMPUTER-SOFTWARE - 4.34%
    3,000       Microsoft Corp* ...............................          187,687
                                                                      ----------

                CRUISE LINES - 2.51%
    4,000       Carnival Corp. ................................          108,500
                                                                      ----------

                E-COMMERCE - 3.35%
    3,000       Amazon.com, Inc* ..............................          144,938
                                                                      ----------

                HEALTH CARE COST CONTAINMENT - 1.90%
    5,000       McKesson HBOC, Inc. ...........................           82,187
                                                                      ----------

                MUTUAL FUNDS - 9.11%
      869       Fidelity Select Brokerage Investment* .........           40,683
    1,650       Fidelity Select Banking Portfolio .............           48,664
      435       Fidelity Select Computers* ....................           45,844
      481       Fidelity Select Electronics* ..................           49,769
      126       Fidelity Select Technology Fund* ..............           17,401
      238       Invesco Technology Fund Class A* ..............           19,096
      376       Invesco Telecommunications Fund IV* ...........           18,573
    1,333       John Hancock Regional Bank Class B ............           51,307
      325       Managers Capital Appreciation Fund* ...........           17,271
    1,201       T Rowe Price Science & Technology* ............           68,252
    1,482       Spectra Fund* .................................           16,613
                                                                      ----------
                                                                         393,473
                                                                      ----------

                RETAIL - 39.82%
  206,000       Office Depot* .................................        1,454,875
   18,000       Staples, Inc* .................................          265,500
                                                                      ----------
                                                                       1,720,375
                                                                      ----------
                RETAIL-BOOKSTORE - 2.63%
    6,000       Barnes & Noble, Inc.* .........................          113,625
                                                                      ----------


   The accompanying notes are an integral part of these financial statements.






                            PHEONIX MANAGEMENT FUND
                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2000
                           (Unaudited) - (Continued)


                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            -----
                COMMON STOCKS (CONTINUED)

                RUBBER-TIRES - 2.88%
    5,000       Goodyear Tire & Rubber Co. ....................       $  124,375
                                                                      ----------

                STEEL-PRODUCERS - 2.70%
    3,000       Nucor Corp. ...................................          116,625
                                                                      ----------

                TELECOMMUNICATION SERVICES - 5.22%
    6,000       Worldcom, Inc* ................................          225,750
                                                                      ----------

                TRUCKING & LEASING - .89%
    2,000       Ryder System, Inc. ............................           38,375
                                                                      ----------

                TOTAL COMMON STOCKS
                (Cost $4,388,815) .............................        3,610,848
                                                                      ----------

 PRINCIPAL
  AMOUNT
-----------
                SHORT TERM INVESTMENTS - 11.55%
$ 500,000       US Treasury Bills, 5.40%, due 06/14/00
                (Cost $499,100) ...............................          499,100
                                                                      ----------

CONTRACTS
---------

                WRITTEN PUT OPTIONS - (8.32)%
    2,500       Office Depot, Oct/$7.50
               (Premium $307,490) .............................        (359,375)
                                                                      ----------

                TOTAL INVESTMENTS
               (Cost $4,580,425 .............................86.80%    3,750,573

               OTHER ASSETS LESS LIABILITIES ............... 13.20%      570,255
                                                            ------     ---------
               TOTAL NET ASSETS ........................... 100.00%   $4,320,828
                                                            ======     =========

               At May 31, 2000, the cost for Federal income tax purposes is $4,580,425. Gross unrealized appreciation and depreciation of securities are as follows:

               Gross unrealized appreciation.................         $   18,016
               Gross unrealized depreciation.................           (847,868)
                                                                      ----------
               Net unrealized depreciation...................         $ (829,852)
                                                                      ==========

* Denotes non-income producing security.

   The accompanying notes are an integral part of these financial statements.



                             PHEONIX MANAGEMENT FUND
                       Statement of Assets and Liabilities
                                  May 31, 2000
                                   (UNAUDITED)

ASSETS:
       Investments in securities, at value
        (cost $4,887,915) (Note 2) .............................   $ 4,109,948
       Cash ....................................................     1,282,068
       Deposits for options written ............................       155,606
       Receivable for securities sold ..........................       392,169
       Receivable for Fund shares sold .........................       318,010
       Dividends and interest receivable .......................         6,291
                                                                   -----------
       Total Assets ............................................     6,264,092
                                                                   -----------

LIABILITIES:
       Written put options (premium $307,490) ..................       359,375
       Payable for securities purchased ........................     1,539,737
       Payable for Fund shares repurchased .....................         4,744
       Accrued advisory fees ...................................        11,440
       Accrued expenses and other liabilities ..................        27,968
                                                                   -----------
       Total Liabilities .......................................     1,943,264
                                                                   -----------

         Net Assets ............................................   $ 4,320,828
                                                                   ===========

NET ASSETS CONSIST OF:
       Paid in surplus .........................................   $ 5,060,958
       Accumulated net investment income (loss) ................       (42,431)
       Accumulated net realized gain (loss) from
            investment transactions ............................       132,153
       Net unrealized appreciation (depreciation) on investments      (829,852)
                                                                   -----------

         Net Assets ............................................   $ 4,320,828
                                                                   ===========

Net asset value and redemption price per share
  ($4,320,828/616,910 shares outstanding) ......................   $      7.00
                                                                   ===========





   The accompanying notes are an integral part of these financial statements.




                             PHEONIX MANAGEMENT FUND
                             Statement of Operations
          For the period December 27, 1999 (commencement of operations)
                              through May 31, 2000
                                   (Unaudited)

INVESTMENT INCOME:
       Interest .................................................     $  25,149
       Dividends ................................................         5,435
                                                                      ---------
           Total Investment income ..............................        30,584
                                                                      ---------

EXPENSES:
       Advisory fees (Note 3) ...................................        25,012
       Distribution Fees (Note 5) ...............................         4,169
       Administration fees (Note 4) .............................        18,000
       Transfer agent fees (Note 4) .............................         6,986
       Registration fees ........................................         5,000
       Directors fees ...........................................         2,220
       Audit fees ...............................................         2,750
       Custody fees .............................................           909
       Legal fees ...............................................         4,760
       Printing and postage expense .............................           750
       Other expenses ...........................................         2,459
                                                                      ---------
           Total expenses .......................................        73,015
                                                                      ---------

         Net investment income (loss) ...........................       (42,431)
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS: (Note 2)
       Net realized gain (loss) on securities transactions ......       589,124
       Net realized gain (loss) on option transactions ..........      (456,971)
       Net increase (decrease) in unrealized appreciation
         on investments .........................................      (829,852)
                                                                      ---------
       Net gain (loss) on investments ...........................      (697,699)
                                                                      ---------

       Net increase (decrease) in net assets resulting
         from operations ........................................     $(740,130)
                                                                      =========

   The accompanying notes are an integral part of these financial statements.





                             PHEONIX MANAGEMENT FUND
                       Statement of Changes in Net Assets


                                                                         FOR THE PERIOD
                                                                        DECEMBER 27, 1999*
                                                                       THROUGH MAY 31, 2000
                                                                       --------------------
                                                                           (UNAUDITED)
OPERATIONS:
       Net investment income (loss) ..................................   $   (42,431)
       Net realized gain (loss) from investment transactions .........       589,124
       Net realized gain (loss) on option transactions ...............      (456,971)
       Net increase (decrease) in unrealized appreciation
        on investments ...............................................      (829,852)
                                                                         -----------
       Net increase (decrease) in net assets resulting from operations      (740,130)
                                                                         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
       Dividends from net investment income ..........................             0
       Distributions from net realized gains on investments ..........             0

FUND SHARE TRANSACTIONS (1)
       Proceeds from shares sold .....................................     6,286,807
       Dividends reinvested ..........................................             0
       Payment for shares redeemed ...................................    (1,225,849)
                                                                         -----------
       Net increase (decrease) in net assets from fund
        share transactions ...........................................     5,060,958
                                                                         -----------

       Net increase (decrease) in net assets .........................     4,320,828

NET ASSETS:
       Beginning of period ...........................................             0
                                                                         -----------

       End of period .................................................   $ 4,320,828
                                                                         ===========


    (1)Shares sold ...................................................       760,255
       Dividends reinvested ..........................................             0
       Shares redeemed ...............................................      (143,345)
                                                                         ===========
       Net increase (decrease) in fund shares ........................       616,910
                                                                         ===========

* Commencement of operations.

   The accompanying notes are an integral part of these financial statements.




                               PHEONIX MANAGEMENT FUND
                                Financial Highlights
                  (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              FOR THE PERIOD
                                                             DECEMBER 27, 1999*
                                                            THROUGH MAY 31, 2000
                                                            --------------------
                                                                (UNAUDITED)

Net asset value, beginning of period ......................   $      10.00
                                                              ------------

INCOME (LOSS) FROM INVESTMENT OPERATONS:
Net investment income (loss) ..............................          (0.07)
Net realized and unrealized gain (loss) on investments ....          (2.93)
                                                              ------------
Total from investment operations ..........................          (3.00)
                                                              ------------

Less distributions:
Dividends from net investment income ......................           0.00
Distributions from net realized gains on investments ......           0.00
                                                              ------------
Total dividends and distributions .........................           0.00
                                                              ------------

Net asset value, end of period ............................   $       7.00
                                                              ============

Total return ..............................................         (30.00%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..................   $      4,321
Ratio of expenses to average net assets ...................           4.36% +
Ratio of net investment income (loss) to average net assets          (2.53%)+
Portfolio Turnover Rate ...................................         360.96%


* Commencement of operations.
+ Annualized.

   The accompanying notes are an integral part of these financial statements.


                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                   (UNAUDITED)

NOTE 1.  ORGANIZATION

Pheonix Management Fund (the "Fund") is a separate series of Questar Funds, Inc. (the "Company"), a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a non-diversified portfolio of securities consisting primarily of large and mid-sized companies. The Fund commenced operations on December 27, 1999.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

       A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

       B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

       C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

       D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, and net realized capital gains, if any, annually.

       E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  NOTE 3.  INVESTMENT ADVISORY AGREEMENT

  The Fund has an investment advisory agreement with Pheonix Investment Management, Inc. (the "Advisor"). Pursuant to this agreement, for the first three quarters of the Fund's operations, the Advisor will receive a fee equal to 1.50% of the average daily net assets of the Fund. Beginning at the end of the fourth quarter, this base, or "fulcrum" fee will increase or decrease depending on the extent to which the Fund's total return exceeds, or falls short of, the performance of the Dow Jones Industrial Average, an unmanaged index composed of 30 widely held stocks. The Advisor may voluntarily waive some or all of its fees. For the period ended May 31, 2000, the Advisor earned fees of $25,012, without any waivers.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2000
                             (UNAUDITED)-(CONTINUED)

  NOTE 4.  FUND ADMINISTRATION AND TRANSFER AGENCY AGREEMENT

  The Fund has an administration and transfer agency agreement with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee, equal to 1/12th of 0.15% of the first $75 million, 1/12th of 0.10% of the next $75 million, and 1/12th of 0.07% of the remaining balance of the Fund's average monthly net assets. The fee is subject to a monthly minimum of $3,000. ADS also receives a monthly transfer agency fee, calculated as a combination of account maintenance charges plus transaction charges, subject to a $1000 monthly minimum. The Fund also reimburses ADS for any out-of-pocket expenses. For the period ended May 31, 2000, ADS earned $24,986 for administrative, transfer agency, and fund accounting services.


  NOTE 5.  DISTRIBUTION FEES

  The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc., serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee calculated at an annual rate of .25% of its average daily net assets, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions for providing distribution assistance. For the period ended May 31, 2000, the Fund incurred distribution expenses of $4,169.


  NOTE 6. INVESTMENT TRANSACTIONS

  For the period ended May 31, 2000, purchases and sales of investment securities, excluding short-term securities, aggregated $12,794,766 and $8,995,073, respectively.

                               INVESTMENT ADVISOR
                       Pheonix Investment Management, Inc.
                     2090 Palm Beach Lakes Blvd., Suite 700
                            West Palm Beach, FL 33409

                                  LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                        ADMINISTRATOR, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                   DISTRIBUTOR
                      AmeriMutual Funds Distributors, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                    CUSTODIAN
                            Union Bank of California
                         475 Sansome Street, 15th Floor
                             San Francisco, CA 94111












This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.